SUBSIDIARIES OF THE REGISTRANT

Ensco plc Subsidiaries as of December 31, 2017

Company Name	Jurisdiction

Alpha Achiever Company	Cayman Islands
Alpha International Drilling Company S.A.R.L.	Luxembourg
Alpha Leasing Drilling Limited	Mauritius
Alpha Offshore Drilling (S) Pte. Ltd.	Singapore
Alpha Offshore Drilling Services Company (Ghana) Limited	Ghana
Alpha Offshore International Leasing Limited	England and Wales
Alpha Southern Cross Pty. Ltd.	Western Australia
Alpha Vicksburg Pty Ltd	Western Australia
Atwood Advantage S.a R. L.	Luxembourg
Atwood Australian Services Pty Ltd	Western Australia
Atwood Australian Waters Drilling Pty Ltd	Western Australia
Atwood Beacon S.à r.l.	Luxembourg
Atwood Deep Seas, Ltd.	Texas
Atwood Drilling, Inc.	Delaware
Atwood Hunter Co.	Delaware
Atwood Malta Holding Company Limited	Malta
Atwood Oceanics (M) Sdn. Bhd.	Malaysia
Atwood Oceanics Australia Pty. Limited	Western Australia
Atwood Oceanics Drilling Mexico, S. de R.L. de C.V.	Mexico
Atwood Oceanics Leasing Limited	Labuan FT
Atwood Oceanics Malta Limited	Malta
Atwood Oceanics Management, Inc.	Delaware
Atwood Oceanics Services Mexico, S. de R.L. de C.V.	Mexico
Atwood Oceanics Inc.	Texas
Atwood Offshore (Gibraltar) Advantage Limited	Gibraltar
Atwood Offshore (Gibraltar) Beacon Limited	Gibraltar
Atwood Offshore (Gibraltar) Limited	Gibraltar
Atwood Offshore Drilling Limited	Hong Kong
Atwood Servicos De Perfuracao Ltda.	Brazil
Aurora Offshore Services Gmbh	Germany
C.A. Foravep, Forasol Venezuela de Perforaciones	Venezuela
Caland Boren B.V.	Netherlands
Chief Michael Olasubomi Balogun	Nigeria
Clearways Offshore Drilling Sdn. Bhd.	Malaysia
Durand Maritime S.A.S.	France
Ensco (Myanmar) Limited	Republic of Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Co. Ltd.	Saudi Arabia
ENSCO Asia Company LLC	Texas
ENSCO Asia Pacific Pte. Limited	Singapore
ENSCO Australia Pty. Limited	Western Australia
ENSCO Capital Limited	Cayman Islands
ENSCO Corporate Resources LLC	Delaware
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales
ENSCO Deepwater LLC	Delaware
Ensco Deepwater USA LLC	Delaware
ENSCO Development Limited	Cayman Islands
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
ENSCO Drilling Company LLC	Delaware

ENSCO Drilling Mexico LLC	Delaware
Ensco Drilling Transnational Services Limited	Ghana
Ensco Endeavors Limited	Cayman Islands
ENSCO Finance Limited	England and Wales
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands
ENSCO Global Investments LP	England and Wales
Ensco Global Limited	Cayman Islands
ENSCO Global Resources Limited	England and Wales
Ensco Holdco Limited	England and Wales
ENSCO Holding Company	Delaware
Ensco Holdings II Ltd.	Delaware
Ensco Holdings III Ltd.	Delaware
ENSCO Holland B.V.	Netherlands
ENSCO Incorporated	Texas
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware
Ensco International Ltd.	British Virgin Islands
Ensco International Management GP LLC	Delaware
Ensco International Management LP LLC	Delaware
Ensco Investments I Ltd.	England and Wales
ENSCO Investments LLC	Nevada
ENSCO Labuan Limited	Labuan FT
Ensoc Management Corp.	British Virgin Islands
Ensco North America LLC	Delaware
Ensco Ocean 1 Company	Cayman Islands
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics Company LLC	Delaware
Ensco Oceanics International Company	Cayman Islands
ENSCO Offshore Company	Delaware
Ensco Offshore International Holdings Limited	Cayman Islands
Ensco Offshore International Inc.	Republic of the Marshall Islands
Ensco Offshore International LLC	Delaware
Ensco Offshore Petróleo e Gás Ltda.	Brazil
Ensco Offshore Services LLC	Delaware
ENSCO Offshore U.K. Limited	England and Wales
ENSCO Overseas Limited	Cayman Islands
ENSCO Services Limited	England and Wales
ENSCO Services LLC	Delaware
Ensco South Pacific LLC	Delaware
Ensco Transcontinental I LLC	Nevada
Ensco Transcontinental I LP	England and Wales
Ensco Transcontinental II LLC	Nevada
Ensco Transcontinental II LP	England and Wales
ENSCO U.K. Limited	England and Wales
Ensco UK Drilling Limited	England and Wales
ENSCO United Incorporated	Delaware
Ensco United LLC	Delaware
Ensco Universal Holdings I Ltd.	Cayman Islands
Ensco Universal Holdings II Ltd.	Cayman Islands
ENSCO Universal Limited	England and Wales
Ensco Vistas Limited	Cayman Islands
ENSCO Worldwide GmbH	Switzerland
ENSCO Worldwide Investments Limited	England and Wales
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands

Forinter Limited	Jersey
Godwind Adokpaye	Nigeria
Harry Mosunmola Osha	Nigeria
International Technical Services LLC	Delaware
Internationale de Travaux et de Materiel (I.T.M.) S.A.S.	France
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
OES Deepsea Limited	Nigeria
P.T. ENSCO Sarida Offshore	Indonesia
P.T. Penta Angles Technologies	Indonesia
Petroleum International Pte. Ltd.	Singapore
Pride Arabia Co. Ltd.	Saudi Arabia
Pride Foramer S.A.S.	France
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd.	British Virgin Islands
Pride Global III Ltd.	British Virgin Islands
Pride Global Offshore Nigeria Limited	Nigeria
Pride International Egypt LLC	Egypt
Pride International LLC	Delaware
Pride International Management Company LP	Texas
PT Alpha Offshore Drilling	Indonesia
PT Pentawood Offshore Drilling	Indonesia
Societe Maritime de Services "SOMASER" S.A.S.	France
Sonamer Angola Ltd.	Bahamas
Sonamer Drilling International Limited	Bahamas
Sonamer Limited	Bahamas
Swiftdrill Malta	Malta